                                                               EXHIBIT 99.(a)(2)

                             LETTER OF TRANSMITTAL
                       TO TENDER SHARES OF COMMON STOCK

                                      OF

                       VITALINK PHARMACY SERVICES, INC.

                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED APRIL 24, 1997,

                                      BY

                               MANOR CARE, INC.


 THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON WEDNESDAY, MAY 21, 1997, UNLESS THE OFFER IS EXTENDED

                       The Depositary for the Offer is:

                   CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

         By Mail:                By Facsimile:           By Hand/Overnight
                                                              Courier:

      P.O. Box 3301             (For Eligible         120 Broadway, 13th Floor
   South Hackensack, NJ       Institutions Only)         New York, NY 10271
          07606                 (201) 329-8936          Attn: Reorganization
    Attn: Reorganization                                    Department
        Department            Confirm by Telephone:


  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                        DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------
  NAME(S) AND
ADDRESS(ES) OF
  REGISTERED
   HOLDER(S)
 (PLEASE FILL
 IN, IF BLANK,
  EXACTLY AS
NAME(S) APPEAR
   ON SHARE                    SHARE CERTIFICATE(S) TENDERED
CERTIFICATE(S))           (ATTACH ADDITIONAL LIST, IF NECESSARY)
----------------------------------------------------------------------
                       SHARE          TOTAL NUMBER OF         NUMBER
                    CERTIFICATE    SHARES REPRESENTED BY     OF SHARES
                    NUMBER(S)*     SHARE CERTIFICATE(S)*    TENDERED**

                    --------------------------------------------------

                    --------------------------------------------------

                    --------------------------------------------------

                    --------------------------------------------------

                    --------------------------------------------------

                    --------------------------------------------------

                    --------------------------------------------------
                    TOTAL SHARES
-------------------------------------------------------------------------------
  * Need not be completed by Book-Entry Stockholders.
 ** Unless otherwise indicated, it will be assumed that all Shares represented by certificates delivered to the Depositary are being tendered. See Instruction 4.

  This Letter of Transmittal is to be completed by stockholders either if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase dated April 24, 1997 (the "Offer to Purchase")) is utilized, if tenders of Shares are to be made by book-entry transfer to an account maintained by ChaseMellon Shareholder Services, L.L.C. (the "Depositary") at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (each a "Book-Entry Transfer Facility" and together referred to as the "Book Entry Transfer Facilities"), pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Stockholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders."

  Any stockholder who desires to tender Shares and whose certificates representing such Shares (the "Share Certificates") are not immediately available, or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) or who cannot complete the procedures for book-entry transfer on a timely basis, may tender their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2 hereof. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[_]CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN
   ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution: _____________________________________________

   Check Box of Book-Entry Transfer Facility:

   [_]The Depository Trust Company
   [_]Philadelphia Depository Trust Company

   Account Number: ____________________  Transaction Code Number: ______________

[_]CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
   DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

   Name(s) of Registered Holder(s): ___________________________________________

   Window Ticket Number (if any): _____________________________________________

   Date of Execution of Notice of Guaranteed Delivery: ________________________

   Name of Institution which Guaranteed Delivery: _____________________________

   If delivered by Book-Entry Transfer, check box of applicable Book-Entry Transfer Facility:

   [_]The Depository Trust Company
   [_]Philadelphia Depository Trust Company

   Account Number: ____________________  Transaction Code Number: ______________

Ladies and Gentlemen:

  The undersigned hereby tenders to MANOR CARE, INC., a Delaware corporation (the "Purchaser"), the above described shares of common stock, par value $.01 per share (the "Shares"), of VITALINK PHARMACY SERVICES, INC., a Delaware corporation (the "Company"), at a purchase price of $20.00 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its subsidiaries or affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligation under the Offer or prejudice the rights of tendering stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer.

  Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns, and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all dividends on the Shares or any distribution (including, without limitation, the issuance of additional Shares pursuant to a stock dividend or stock split, the issuance of other securities or the issuance of rights for the purchase of any securities) with respect to the tendered Shares that is declared, paid or issued by the Company on or after April 17, 1997, and is payable or distributable to stockholders of record on a date prior to the transfer to the name of the Purchaser or its nominees or transferees on the Company's stock transfer records of the Shares purchased pursuant to the Offer (a "Distribution"), and constitutes and irrevocably appoints the Depositary the true and lawful agent, attorney-in-fact and proxy of the undersigned to the full extent of the undersigned's rights with respect to such Shares (and any Distributions), with full power of substitution (such power of attorney and proxy being deemed to be an irrevocable power coupled with an interest), to (a) deliver Share Certificates (and any Distributions), or transfer ownership of such Shares (and any Distributions), on the account books maintained by the Book-Entry Transfer Facilities, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price,
(b) present such Shares (and any Distributions) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and subject to the conditions set forth in the Offer.

  The undersigned hereby irrevocably appoints Joseph Buckley and James H. Rempe, and each of them, or any other designees of the Purchaser, as attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper, and otherwise act (including pursuant to written consent) with respect to all of the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of such vote or action (and any Distributions) which the undersigned is entitled to vote at any meeting of stockholders (whether annual or special and whether or not an adjourned meeting) of the Company, or by written consent in lieu of such meeting, or otherwise. This power of attorney and proxy shall be considered irrevocable and coupled with an interest in the tendered Shares and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke, without further action, all prior powers of attorney and proxies granted by the undersigned with respect to such Shares (and any Distributions) and no subsequent powers of attorney or proxies will be given (and if given will be deemed not to be effective) with respect thereto by the undersigned. The undersigned understands that the Purchaser reserves the absolute right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser is able to exercise full voting rights with respect to such Shares and other securities, including voting at any meeting of stockholders then scheduled.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distributions), that the undersigned has a net long position in the Shares being tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), that such tender of Shares complies with Rule 14e-4 and that, when the same are accepted for payment and paid for by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto (and to any Distributions), free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all other Distributions issued to the undersigned on or after April 17, 1997 in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of any such Distributions, and may withhold the entire purchase price, or deduct from the purchase price of Shares tendered hereby, the amount or value thereof, as determined by the Purchaser in its sole discretion.

  All authority herein conferred or herein agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Except as otherwise provided in the Offer to Purchase, tenders of Shares made pursuant to the Offer are irrevocable.

  The Purchaser's acceptance for payment of tendered Shares will constitute a binding agreement between the undersigned and the Purchaser with respect to such Shares upon the terms and subject to the conditions set forth in the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby.

  Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased and/or return any Share Certificates evidencing Shares not tendered or not purchased in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and/or return any Share Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that either of the "Special Delivery Instructions" or the "Special Payment Instructions" boxes are completed, please issue the check for the purchase price of all Shares purchased and/or return any Share Certificates evidencing Shares not tendered or not purchased in the name(s) of, or deliver said check and/or return such certificates to, the person(s) so indicated. Unless otherwise indicated in the "Special Payment Instructions" box, in the case of a book-entry transfer of Shares, please credit the account maintained by the undersigned at the Book-Entry Transfer Facility indicated above with respect to any Shares not purchased. The undersigned recognizes that the Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name(s) of the registered holder(s) thereof if the Purchaser does not accept for payment any of such Shares.



    SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 5, 6 AND 7)          (SEE INSTRUCTIONS 1, 5, 6 AND 7)


  To be completed ONLY if Share             To be completed ONLY if Share
 Certificates not tendered or not          Certificates not tendered or not
 purchased and/or the check for            purchased and/or the check for
 the purchase price of Shares pur-         the purchase price of Shares pur-
 chased are to be issued in the            chased are to be sent to someone
 name of someone other than the            other than the undersigned, or to
 undersigned, or if Shares deliv-          the undersigned, at an address
 ered by book-entry transfer that          other than that shown under "De-
 are not purchased are to be re-           scription of Shares Tendered."
 turned by credit to an account
 maintained at a Book-Entry Trans-
 fer Facility, other than to the
 account indicated above.

                                            Mail check and/or Share Certifi-
                                           cates to:
                                           Name: ____________________________

                                                 (PLEASE TYPE OR PRINT)
  Issue check and/or Share Certif-         Address: _________________________
 icates to:                                __________________________________

                                           __________________________________
 Name: ____________________________                (INCLUDE ZIP CODE)
       (PLEASE TYPE OR PRINT)              __________________________________
 Address: _________________________           (TAXPAYER IDENTIFICATION OR
 __________________________________               SOCIAL SECURITY NO.)
 __________________________________
         (INCLUDE ZIP CODE)
 __________________________________
    (TAXPAYER IDENTIFICATION OR
        SOCIAL SECURITY NO.)
 (ALSO COMPLETE SUBSTITUTE FORM W-
                 9)

  Credit unpurchased Shares deliv-
 ered by book-entry transfer to
 the Book-Entry Transfer Facility
 account set forth below:

         [_] DTC  [_] PDTC
            (check one)
 __________________________________
     (DTC/PDTC ACCOUNT NUMBER)

                                   IMPORTANT

                            STOCKHOLDERS: SIGN HERE
                     (PLEASE COMPLETE SUBSTITUTE FORM W-9)
 ----------------------------------------------------------------------------

 ----------------------------------------------------------------------------
                         Signature(s) of Stockholder(s)

 DATED: ________________________ , 1997

 (Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity for the registered holder(s), please provide the necessary information. See Instruction 5 hereof.)

 Name(s): ___________________________________________________________________

_____________________________________________________________________________
                                 (Please Print)

 Capacity (Full Title): _____________________________________________________

 Address: ___________________________________________________________________

_____________________________________________________________________________
                               (Include Zip Code)

 Area Code and Telephone Number: ____________________________________________

 Tax Identification or Social Security No.: _________________________________
                                            (Complete Substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)
                 (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5 HEREOF)

 Authorized Signature: ______________________________________________________

 Name: ______________________________________________________________________
                                 (Please Print)

 Name of Firm: ______________________________________________________________

 Address: ___________________________________________________________________

_____________________________________________________________________________
                               (Include Zip Code)

 Area Code and Telephone Number: ____________________________________________

 Dated: ________________________ , 1997

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal must be guaranteed by a firm which is a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program (each, an "Eligible Institution"), except where the Shares tendered are (i) tendered by a registered holder (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares who has not completed either the box labeled "Special Delivery Instructions" or the box labeled "Special Payment Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution. See Instruction 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Share Certificates, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of such Shares into the Depositary's account at a Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. Any stockholder who desires to tender Shares and whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, such Shares may be tendered if all of the following conditions are satisfied: (i) such tender is made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, is received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates or a Book-Entry Confirmation representing all tendered Shares, in proper form for transfer together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees (or, in the case of a book-entry transfer of Shares, an Agent's Message) and any other documents required by this Letter of Transmittal are received by the Depositary within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) must accompany each such delivery.

  THE METHOD OF DELIVERY OF SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

  3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

  4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER.) If fewer than all the Shares evidenced by any Share Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new certificate(s) for the remainder of the Shares that were evidenced by your old certificate(s) will be sent to you, unless otherwise provided in the appropriate box marked "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made, or a Share Certificate for Shares not accepted for payment or not tendered is to be returned, to a person other than the registered holder(s), in which case, the Share Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificates, with the signature on such Share Certificate or stock power guaranteed by an Eligible Institution.

  If this Letter of Transmittal or any Share Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity for the registered holder(s), such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

  6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates evidencing Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to the Purchaser of the payment of such taxes or exemption therefrom is submitted.

  EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued in the name of and/or certificates for unpurchased Shares are to be returned to a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to someone other than the signer of this Letter of Transmittal or to the signer of this Letter of Transmittal but at an address other than that shown under "Description of Shares Tendered," the appropriate boxes on this Letter of Transmittal should be completed. If no such instructions are given, such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above. See Instruction 1.

  8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Information Agent at its address or telephone number set forth below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent or to brokers, dealers, commercial banks or trust companies.

  9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9; FORM W-8. Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to 31% backup federal income tax withholding on the payment of the purchase price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should check the box in Part III of the Substitute Form W-9 and sign and date both the Substitute Form W-9 and the "Certificate of Awaiting Taxpayer Identification." If the box in Part III for "Awaiting TIN" is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such stockholder until a TIN is provided to the Depositary. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement on IRS Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. Forms for such statements can be obtained from the Depositary. See the enclosed Guidelines for Certificates of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  10. WAIVER OF CONDITIONS. Subject to the terms of the Offer, Purchaser reserves the right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

  11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder must notify ChaseMellon Shareholder Services, L.L.C. (the "Transfer Agent") by calling 1-800-851-9677. The Transfer Agent will instruct the stockholder on the steps necessary to replace the lost, destroyed or stolen certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed. In certain cases it may not be possible to complete the procedures for replacing lost or destroyed certificates prior to the Expiration Date.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE COPY HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, OR AN AGENT'S MESSAGE IN THE CASE OF A BOOK-ENTRY DELIVERY, TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

  Under current federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is his social security number. If the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, the stockholder should so indicate on the Substitute Form W-9. See Instruction 9. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to the stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup federal income tax withholding in an amount equal to 31% of the gross proceeds resulting from the Offer.

  Certain stockholders (including, among others, certain corporations and foreign individuals) are not subject to these backup withholding and reporting requirements and should indicate their status by writing "exempt" across the face of, and by signing and dating, the Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement on IRS Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. Forms for such statements can be obtained from the Depositary. See the enclosed Guidelines for Certificates of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding with respect to payment of the purchase price for Shares purchased pursuant to the Offer, a stockholder must provide the Depositary with such stockholder's correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on Substitute Form W-9 is correct (or that the stockholder is awaiting a TIN) and that (1) the stockholder is exempt from backup withholding, (2) the stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or
(3) the Internal Revenue Service has notified the stockholder that he is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The stockholder is required to give the Depositary the Social Security Number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (SEE INSTRUCTION 9)

            PAYER'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

                        PART I--PLEASE PROVIDE YOUR    PART III--Social
                        TIN IN THE BOX AT RIGHT AND    Security Number or
                        CERTIFY BY SIGNING AND         Employee ID Number
                        DATING BELOW

 SUBSTITUTE
 FORM W-9
 DEPARTMENT OF                                         ----------------------
 THE TREASURY                                             (If awaiting TIN
 INTERNAL                                               write "Applied For")
 REVENUE               --------------------------------------------------------
 SERVICE                PART II--For Payees exempt from backup withholding,
                        see the enclosed Guidelines for Certification of
                        Taxpayer Identification Number on Substitute Form W-9
                        and complete as instructed therein.
PAYER'S REQUEST FOR
TAXPAYER                CERTIFICATIONS--Under penalties of perjury, I certify
IDENTIFICATION NUMBER   that:
("TIN")                --------------------------------------------------------
                        (1) The number shown on this form is my correct
                            Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

                        (2) I am not subject to backup withholding because:
                            (a) I am exempt from backup withholding, (b) I
                            have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
-------------------------------------------------------------------------------
 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2). (Also see instructions in the enclosed Guidelines.)
-------------------------------------------------------------------------------

 Signature _______________________________    Date ___________________________
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN THE BOX IN PART III OF SUBSTITUTE FORM W-9.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide the Depositary a Taxpayer Identification Number within sixty (60) days.

 Signature: ______________________________    Date: __________________________

  Questions and requests for assistance may be directed to the Information Agent at its address and telephone number listed below. Additional copies of the Offer to Purchase, the Letter of Transmittal and other tender offer materials may be obtained from the Information Agent as set forth below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                                  MACKENZIE
                                PARTNERS, INC.

                               156 Fifth Avenue
                           New York, New York 10010
                         (212) 929-5500 (Call Collect)

                                      or

                         CALL TOLL-FREE (800) 322-2885